Exhibit 99.1

UNAUDITED as of 8/17/2005

Bimini Mortgage Management, Inc. - Asset Information

This Table Reflects All Transactions.  Prices Used Have Been Internally Generated.

Valuation

Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$655,875,066	17.61%	16.55%
Fixed Rate CMO	$90,673,430	2.43%	2.29%
Fixed Rate Agency Debt	$99,000,000	2.66%	2.50%
Adjustable Rate Mortgage Backed Securities (1)	$2,042,903,079	54.85%	51.56%
Hybrid Adjustable Rate Mortgage Backed Securities	$780,603,707	20.96%	19.70%
Balloon Maturity Mortgage Backed Securities	$55,345,621	1.49%	1.40%
Total: Mortgage Assets (2)	$3,724,400,903	100.00%

Total Cash, P&I Receivables, and Cash on Margin	$237,470,150		5.99%
Total: All Assets	$3,961,871,053		100.00%

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

(2) This includes Forward Settling Purchases.

Note: The Value of Securities in the Box is $688,583

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.93%	n/a	n/a	n/a	1-Jun-35	282
Fixed Rate CMO	5.51%	n/a	n/a	n/a	25-Jul-34	331
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	54
Adjustable Rate Mortgage Backed Securities (3)	4.25%	10.59%	1.79%	4.48	1-Dec-42	337
Hybrid Adjustable Rate Mortgage Backed Securities	4.34%	10.01%	1.61%	21.30	1-Apr-44	342
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	53
Total: Mortgage Assets	4.76%	10.43%	1.73%	9.13	1-Apr-44	316

(3) 38.4% ($784.3 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps.  These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,383,512,019	64.00%
Freddie Mac	$707,599,770	19.00%
Ginnie Mae	$633,289,114	17.00%
Total Portfolio	$3,724,400,903	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$2,190,963,675	58.83%
Non Whole Pool	$1,533,437,228	41.17%

Total Portfolio	$3,724,400,903	100.00%

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Fixed Rate Mortgage Backed Securities	27.03%	32.02%
Fixed Rate CMO	37.37%	36.88%
Fixed Rate Agency Debt	n/a	n/a
Adjustable Rate Mortgage Backed Securities	33.81%	35.54%
Hybrid Adjustable Rate Mortgage Backed Securities	37.38%	32.83%
Balloon Maturity Mortgage Backed Securities	47.44%	31.54%
Total: Mortgage Assets	33.54%	33.96%

On August 5, 2005 Prepayment Speeds were released for paydowns occurring in July 2005 (May - July for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.89
Weighted Average Current Price	$101.81
Modeled Effective Duration (as of 08/15/05)	1.078

UNAUDITED as of 8/17/2005

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Adjustable Rate Mortgages

One Month Libor	$62,426,699	3.06%	1.68%
Moving Treasury Average	$73,035,800	3.58%	1.96%
Cost Of Funds Index	$447,827,580	21.92%	12.02%
Six Month LIBOR	$281,326,147	13.77%	7.55%
Six Month CD Rate	$3,291,912	0.16%	0.09%
One Year LIBOR	$271,549,143	13.29%	7.29%
Conventional One Year CMT	$535,301,639	26.20%	14.37%
FHA and VA One Year CMT	$360,975,614	17.67%	9.69%
Other	$7,168,545	0.35%	0.19%
Total ARMs	$2,042,903,079	100.00%	54.85%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$270,259,487	34.62%	7.26%
19 - 24 Months to First Reset	$204,424,911	26.19%	5.49%
25 - 36 Months to First Reset	$21,563,583	2.76%	0.58%
37 - 38 Months to First Reset	$0	0.00%	0.00%
Total	$496,247,981	63.57%	13.32%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$8,152,601	1.04%	0.22%
19 - 24 Months to First Reset	$24,819,206	3.18%	0.67%
25 - 36 Months to First Reset	$15,103,039	1.93%	0.41%
37 - 50 Months to First Reset	$16,236,589	2.08%	0.44%
Total	$64,311,434	8.24%	1.73%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 36 Months to First Reset	$220,044,291	28.19%	5.91%

Total	$220,044,291	28.19%	5.91%
Total Hybrid ARMs	$780,603,707	100.00%	20.96%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Balloons

< = 4.5 Years to Balloon Date	$18,002,499	32.53%	0.48%
4.6 - 5.5 Years to Balloon Date	$23,828,347	43.05%	0.64%
5.6 - 6.0 Years to Balloon Date	$13,514,775	24.42%	0.36%
Total Balloons	$55,345,621	100.00%	1.49%

Fixed Rate Agency Debt

4.5yr Stated Final Maturity	$99,000,000	100.00%	2.66%
Total Fixed Rate Agency Debt	$99,000,000	100.00%	2.66%

Fixed Rate CMOs

Fixed Rate CMOs	$90,673,430	100.00%	2.43%
Total Fixed Rate CMOs	$90,673,430	100.00%	2.43%

Fixed Rate Assets

10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$2,337,864	0.31%	0.06%
15year $85,000 Maximum Loan Size	$82,162,320	11.01%	2.21%
15year $110,000 Maximum Loan Size	$5,226,327	0.70%	0.14%
15yr 100% Investor Property	$635,364	0.09%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$1,276,142	0.17%	0.03%
15yr 100% Alt-A	$45,371,717	6.08%	1.22%
15yr Geography Specific (NY, FL, VT, TX)	$535,087	0.07%	0.01%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$31,469,754	4.22%	0.84%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,307,283	0.18%	0.04%
20yr 100% Alt-A	$1,127,462	0.15%	0.03%
30year $85,000 Maximum Loan Size	$166,815,598	22.34%	4.48%
30year $110,000 Maximum Loan Size	$45,372,038	6.08%	1.22%
30yr 100% Investor Property	$7,906,504	1.06%	0.21%
30yr 100% FNMA Expanded Approval Level 3	$70,606,397	9.46%	1.90%
30yr 100% Alt-A	$56,181,385	7.53%	1.51%
30yr Geography Specific (NY, FL, VT, TX)	$5,241,997	0.70%	0.14%
30yr 100% GNMA Builder Buydown Program	$8,522,594	1.14%	0.23%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$123,779,235	16.58%	3.32%
Total Fixed Rate Collateral	$655,875,066	100.00%	17.61%

Total (All Mortgage Assets)	$3,724,400,903		100.00%
Cash or Cash Receivables	$237,470,150
Total Assets and Cash	$3,961,871,053

Total Forward Settling Purchases	$8,448,833		0.23%

Unaudited Funding Information as of 8/17/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$850,651,906	190	29-May-06
Nomura	$783,963,000	108	1-May-06
Cantor Fitzgerald	$638,187,932	152	25-Apr-06
REFCO	$314,014,000	17	6-Sep-05
Bear Stearns	$217,019,000	113	7-Jul-06
Goldman Sachs	$195,588,117	53	30-Jan-06
Countrywide Securities	$126,917,000	48	22-Dec-05
WAMU	$122,175,000	18	13-Jan-06
Bank of America	$110,092,000	13	23-Sep-05
JP Morgan Securities	$91,475,720	199	10-Jul-06
UBS Securities	$79,132,000	169	25-Apr-06
Merrill Lynch	$58,303,000	244	19-Apr-06
Lehman Brothers	$57,982,000	64	21-Oct-05
Daiwa Securities	$33,546,000	200	7-Jul-06
Morgan Stanley	$4,160,759	138	3-Jan-06

Total	$3,683,207,433	122	10-Jul-06

Total Forward Settling Purchases	8,448,833

Estimated Haircut (at 3%)	253,465
Estimated Forward Borrowings	8,195,368
Est Total Borrowing	$3,691,402,801

Asset Class	Weighted Average Maturity in Days	Longest Maturity

Fixed Rate MBS	106	7-Jul-06
Fixed Rate CMO	43	27-Feb-06
Fixed Rate Agency Debt	29	16-Sep-05
Adjustable Rate MBS	109	29-May-06
Hybrid Adjustable Rate MBS	190	10-Jul-06
Balloon Maturity MBS	95	29-May-06
	122	10-Jul-06

(1) Includes $507 Million floating rate repo obligations